                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 1

                Current report pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               ------------------

                        Commission File Number 333-21873

       Date of Report (date of earliest event reported): DECEMBER 29, 2000


                             FIRST INDUSTRIAL, L.P.
             (Exact name of Registrant as specified in its Charter)


           DELAWARE                                             36-3924586
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)




            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)

                              ITEM 5. OTHER EVENTS

         First Industrial, L.P. (the "Operating Partnership"), several limited liability companies in which the Operating Partnership is their sole member, and FR Development Services, Inc., in which the Operating Partnership owns a 95% economic interest (the "Consolidated Operating Partnership"), acquired 80 operating industrial properties from unrelated parties during the period January 1, 2000 through December 29, 2000. Partnerships in which the Operating Partnership owns at least a 99% limited partnership interest (the "Other Real Estate Partnerships") purchased one operating industrial property from an unrelated party during the period January 1, 2000 through December 29, 2000. The combined purchase price of the 80 operating industrial properties acquired by the Consolidated Operating Partnership totaled approximately $255.7 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The purchase price of the one operating industrial property acquired by the Other Real Estate Partnerships was approximately $6.3 million, excluding closing costs incurred in conjunction with the acquisition of the industrial property. The 80 operating industrial properties acquired by the Consolidated Operating Partnership and the one operating industrial property acquired by the Other Real Estate Partnerships are described below and were funded with proceeds from property sales, borrowings under the Operating Partnership's $300 million unsecured revolving credit facility, general partner and limited partner capital contributions or working capital. The Consolidated Operating Partnership and the Other Real Estate Partnerships will operate the facilities as industrial rental property.

PROPERTIES ACQUIRED BY THE CONSOLIDATED OPERATING PARTNERSHIP AND THE OTHER REAL ESTATE PARTNERSHIPS:

- On January 12, 2000, the Consolidated Operating Partnership purchased two research and development/flex properties and one light industrial property totaling 144,514 square feet, in the aggregate, located in the metropolitan area of Houston, Texas. The aggregate purchase price for these properties was approximately $6.6 million. The properties were purchased from Fidelity National 1031 Exchange Services, Inc., a California corporation, Intermediary under exchange, No. Ex-02-5254 for Carson Dominguez.

- On January 27, 2000, the Consolidated Operating Partnership purchased three bulk warehouse properties totaling 339,050 square feet, in the aggregate, located in the metropolitan area of Nashville, Tennessee. The aggregate purchase price for these properties was approximately $6.8 million. The properties were purchased from Ozburn-Hessey Co., a Tennessee corporation.

- On January 27, 2000, the Consolidated Operating Partnership purchased a 79,329 square foot regional warehouse property located in the metropolitan area of Moorestown, New Jersey. The purchase price for the property was approximately $3.4 million. The property was purchased from Michael Cassano & Sons, a New Jersey general partnership.

- On February 25, 2000, the Other Real Estate Partnerships purchased a 214,320 square foot bulk warehouse property located in the metropolitan area of Philadelphia, Pennsylvania. The purchase price for the property was approximately $6.3 million. The property was purchased from Madonna Management Company, Inc, a Delaware corporation.

- On March 31, 2000, the Consolidated Operating Partnership purchased a 130,949 square foot bulk warehouse property located in the metropolitan area of Dallas, Texas. The purchase price for the property was approximately $3.1 million. The property was purchased from ProLogis Trust.

- On April 18, 2000, the Consolidated Operating Partnership purchased a 38,668 square foot light industrial property located in the metropolitan area of Harrisburg, Pennsylvania. The purchase price for the property was approximately $1.0 million. The property was purchased from Penn Appliance Distributors, Inc.

- On April 25, 2000, the Consolidated Operating Partnership purchased a 251,850 square foot bulk warehouse property located in the metropolitan area of Dallas, Texas. The purchase price for the property was approximately $5.5 million. The property was purchased from TriNet Corporate Partners II, L.P.

- On June 30, 2000, the Consolidated Operating Partnership purchased eight regional warehouse properties, five research and development/flex properties and five bulk warehouse properties totaling 1,303,317 square feet, in the aggregate, located in the metropolitan area of Dallas, Texas. The aggregate purchase price for these properties was approximately $44.3 million. The properties were purchased from Kancro, L.P, a Delaware limited partnership.

- On September 6, 2000, the Consolidated Operating Partnership purchased three light industrial properties totaling 69,592 square feet, in the aggregate, located in the metropolitan area of Los Angeles, California. The aggregate purchase price for these properties was approximately $4.3 million. The properties were purchased from Voit Cal Ptrs I & III, LLC, a California limited liability company.

- On September 20, 2000, the Consolidated Operating Partnership purchased two light industrial properties totaling 30,157 square feet, in the aggregate, located in the metropolitan area of Los Angeles, California. The aggregate purchase price for these properties was approximately $1.7 million. The properties were purchased from Bixby Land Company.

- On September 28, 2000, the Consolidated Operating Partnership purchased five light industrial properties, four research and development/flex properties and three bulk warehouse properties totaling 1,257,143 square feet, in the aggregate, located in the metropolitan area of Pine Brook, New Jersey. The aggregate purchase price for these properties was approximately $82.0 million. The properties were purchased from CalEast Industrial Investors, LLC, a California limited liability company, its duly authorized agent, and LaSalle Investment Management, Inc., a Maryland corporation, its member.

- On December 5, 2000, the Consolidated Operating Partnership purchased three light industrial properties totaling 125,298 square feet, in the aggregate, located in the metropolitan area of Baltimore, Maryland. The aggregate purchase price for these properties was approximately $6.7 million. The properties were purchased from Alcalde Realty Partners, LLC.

- On December 14, 2000, the Consolidated Operating Partnership purchased six research and development/flex properties totaling 179,494 square feet, in the aggregate, located in the metropolitan area of Tampa, Florida. The aggregate purchase price for these properties was approximately $10.9 million. The properties were purchased from Connecticut General Life Insurance Company, a specifically chartered Connecticut corporation.

- On December 18, 2000, the Consolidated Operating Partnership purchased 13 light industrial properties, two regional warehouse properties, two research and development/flex properties and one bulk warehouse property totaling 1,218,800 square feet, in the aggregate, located in the metropolitan area of Chicago, Illinois. The aggregate purchase price for these properties was approximately $52.6 million. The properties were purchased from OTR, an Ohio general partnership.

- On December 29, 2000, the Consolidated Operating Partnership purchased one light industrial property and one research and development/flex property totaling 234,683 square feet, in the aggregate, located in the metropolitan area of Denver, Colorado. The aggregate purchase price for these properties was approximately $16.8 million. The properties were purchased from Principal Life Insurance Company.

- On December 29, 2000, the Consolidated Operating Partnership purchased four light industrial properties and two regional warehouse properties totaling 208,197 square feet, in the aggregate, located in the metropolitan area of Detroit, Michigan. The aggregate purchase price for these properties was approximately $10.0 million. The properties were purchased from the Prudential Insurance Company of America, a New Jersey corporation.

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:

          Combined Historical Statements of Revenues and Certain Expenses for the 2000 Acquisition A Properties - Unaudited.

          Combined Historical Statements of Revenues and Certain Expenses for the 2000 Acquisition I Properties and Notes thereto with Independent Accountant's report dated June 28, 2000.

          Combined Historical Statements of Revenues and Certain Expenses for the 2000 Acquisition II Properties and Notes thereto with Independent Accountant's report dated February 2, 2001.

          Combined Historical Statements of Revenues and Certain Expenses for the 2000 Acquisition III Properties and Notes thereto with Independent Accountant's report dated December 8, 2000.


(b)  Pro Forma Financial Information:

          Pro Forma Balance Sheet as of September 30, 2000.

          Pro Forma Statement of Operations for the Nine Months Ended September 30, 2000.

          Pro Forma Statement of Operations for the Year Ended December 31,
          1999.


(c)  Exhibits.

Exhibit No.         Description
-----------         -----------
    23              Consent of PricewaterhouseCoopers LLP,
                    Independent Accountants

                          INDEX TO FINANCIAL STATEMENTS



                                                                           PAGE
                                                                           ----

2000 ACQUISITION A PROPERTIES

   Combined Historical Statements of Revenues and Certain Expenses for
   the 2000 Acquisition A Properties for the Nine Months Ended September
   30, 2000 and the Year Ended December 31, 1999 - Unaudited.............. 5

2000 ACQUISITION I PROPERTIES

   Report of Independent Accountants...................................... 6

   Combined Historical Statements of Revenues and Certain Expenses for
   the 2000 Acquisition I Properties for the Nine Months Ended September
   30, 2000 (Unaudited) and for the Year Ended December 31, 1999.......... 7

   Notes to Combined Historical Statements of Revenues and Certain
   Expenses............................................................... 8-9

2000 ACQUISITION II PROPERTIES

   Report of Independent Accountants...................................... 10

   Combined Historical Statements of Revenues and Certain Expenses for
   the 2000 Acquisition II Properties for the Nine Months Ended September
   30, 2000 (Unaudited) and for the Year Ended December 31, 1999.......... 11

   Notes to Combined Historical Statements of Revenues and Certain
   Expenses............................................................... 12-13

2000 ACQUISITION III PROPERTIES

   Report of Independent Accountants...................................... 14

   Combined Historical Statements of Revenues and Certain Expenses for
   the 2000 Acquisition III Properties for the Nine Months Ended
   September 30, 2000 (Unaudited) and for the Year Ended December 31,
   1999................................................................... 15

   Notes to Combined Historical Statements of Revenues and Certain
   Expenses............................................................... 16-17

PRO FORMA FINANCIAL INFORMATION

   Pro Forma Balance Sheet as of September 30, 2000....................... 18

   Pro Forma Statement of Operations for the Nine Months Ended
   September 30, 2000..................................................... 19

   Notes to Pro Forma Financial Statements................................ 20-22

   Pro Forma Statement of Operations for the Year Ended December 31,
   1999................................................................... 23

   Notes to Pro Forma Financial Statement................................. 24-25

                          2000 ACQUISITION A PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


         The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of 32 of 80 operating industrial properties acquired during the period January 1, 2000 through December 29, 2000 (the "2000 Acquisition A Properties") by First Industrial, L.P. (the "Operating Partnership"), several limited liability companies in which the Operating Partnership is their sole member, and FR Development Services, Inc., in which the Operating Partnership owns a 95% economic interest (together, the "Consolidated Operating Partnership"). The Combined Historical Statement of Revenues and Certain Expenses for the Nine Months Ended September 30, 2000 includes operations only for the periods for which the 2000 Acquisition A Properties were not owned by the Consolidated Operating Partnership. These statements are exclusive of 18 operating industrial properties (the "2000 Acquisition I Properties"), 12 operating industrial properties (the "2000 Acquisition II Properties") and 18 operating industrial properties (the "2000 Acquisition III Properties") acquired by the Consolidated Operating Partnership during the period January 1, 2000 through December 29, 2000 which have been audited and are included elsewhere in this Form 8-K/A No. 1 and one operating industrial property acquired by partnerships in which the Operating Partnership has a 99% limited partnership interest during the period January 1, 2000 through December 29, 2000.

         The 2000 Acquisition A Properties were acquired for an aggregate purchase price of approximately $76.8 million and have an aggregate gross leaseable area of 1,831,781 square feet. A description of each property is included in Item 5.

                                             FOR THE NINE          FOR THE
                                             MONTHS ENDED         YEAR ENDED
                                          SEPTEMBER 30, 2000   DECEMBER 31, 1999
                                              (UNAUDITED)         (UNAUDITED)
                                          ------------------   -----------------
Revenues:
   Rental Income .........................      $4,586              $8,107
   Tenant Recoveries and Other Income ....       1,118               1,400
                                                ------              ------
         Total Revenues ..................       5,704               9,507
                                                ------              ------
Expenses:
   Real Estate Taxes .....................         690               1,320
   Repairs and Maintenance ...............         403                 740
   Property Management ...................         199                 334
   Utilities .............................          78                 163
   Insurance .............................          21                  47
   Other .................................           4                  20
                                                ------              ------
         Total Expenses ..................       1,395               2,624
                                                ------              ------

Revenues in Excess of Certain Expenses ...      $4,309              $6,883
                                                ======              ======

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Partners of First Industrial, L.P.


         We have audited the accompanying combined historical statement of revenues and certain expenses of the 2000 Acquisition I Properties as described in Note 1 for the year ended December 31, 1999. This financial statement is the responsibility of the 2000 Acquisition I Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 dated December 29, 2000 of First Industrial, L.P. and is not intended to be a complete presentation of the 2000 Acquisition I Properties' revenues and expenses.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 2000 Acquisition I Properties for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.








                                         PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
June 28, 2000

                          2000 ACQUISITION I PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



                                             FOR THE NINE
                                             MONTHS ENDED           FOR THE
                                          SEPTEMBER 30, 2000       YEAR ENDED
                                              (UNAUDITED)      DECEMBER 31, 1999
                                          ------------------   -----------------
Revenues:
   Rental Income .........................       $2,261              $5,008
   Tenant Recoveries and Other Income ....          583               1,208
                                                 ------              ------
         Total Revenues ..................        2,844               6,216
                                                 ------              ------
Expenses:
   Real Estate Taxes .....................          492                 987
   Repairs and Maintenance ...............          198                 203
   Property Management ...................           74                 151
   Utilities .............................           22                  37
   Insurance .............................           26                  45
   Other .................................           30                  13
                                                 ------              ------
         Total Expenses ..................          842               1,436
                                                 ------              ------
Revenues in Excess of Certain Expenses ...       $2,002              $4,780
                                                 ======              ======















    The accompanying notes are an integral part of the financial statements.

                          2000 ACQUISITION I PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1. BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 18 operating industrial properties acquired by First Industrial, L.P. (the "Operating Partnership"), several limited liability companies in which the Operating Partnership is their sole member, and FR Development Services, Inc., in which the Operating Partnership owns a 95% economic interest (together, the "Consolidated Operating Partnership") on June 30, 2000 (the "2000 Acquisition I Properties").

     The 2000 Acquisition I Properties were acquired for an aggregate purchase price of approximately $44.3 million.


                                         SQUARE
                             # OF         FEET           DATE           DATE RENTAL
     METROPOLITAN AREA    PROPERTIES   (UNAUDITED)     ACQUIRED      HISTORY COMMENCED
     -----------------    ----------   -----------     --------      -----------------
     Dallas, TX               18        1,303,317    June 30, 2000    January 1, 1999


     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 2000 includes the operations through June 30, 2000 for which the 2000 Acquisition I Properties were not owned by the Consolidated Operating Partnership and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2000 Acquisition I Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease. Tenant recovery income includes payments from tenants for taxes, insurance and other property operating expenses and is recognized as revenue in the same period the related expenses are incurred.

                          2000 ACQUISITION I PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3. FUTURE RENTAL REVENUES

     The 2000 Acquisition I Properties are leased to tenants under net, semi-net and gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1999 are approximately as follows:


                                              2000
                                         Acquisition II
                                           Properties
                                         --------------

                  2000                      $ 4,325
                  2001                        4,195
                  2002                        3,794
                  2003                        3,331
                  2004                        2,805
                  Thereafter                  5,411
                                            -------
                  Total                     $23,861
                                            =======

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Partners of First Industrial, L.P.


         We have audited the accompanying combined historical statement of revenues and certain expenses of the 2000 Acquisition II Properties as described in Note 1 for the year ended December 31, 1999. This financial statement is the responsibility of the 2000 Acquisition II Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 dated December 29, 2000 of First Industrial, L.P. and is not intended to be a complete presentation of the 2000 Acquisition II Properties' revenues and expenses.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 2000 Acquisition II Properties for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.








                                       PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
February 2, 2001

                         2000 ACQUISITION II PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



                                             FOR THE NINE
                                             MONTHS ENDED           FOR THE
                                          SEPTEMBER 30, 2000      YEAR ENDED
                                              (UNAUDITED)      DECEMBER 31, 1999
                                          ------------------   -----------------
Revenues:
   Rental Income .........................       $ 6,415             $ 8,069
   Tenant Recoveries and Other Income ....         2,285               2,803
                                                 -------             -------
         Total Revenues ..................         8,700              10,872
                                                 -------             -------
Expenses:
   Real Estate Taxes .....................         1,189               1,508
   Repairs and Maintenance ...............           694               1,395
   Property Management ...................           275                 382
   Utilities .............................           235                 322
   Insurance .............................            43                  57
   Other .................................           592                 699
                                                 -------             -------
         Total Expenses ..................         3,028               4,363
                                                 -------             -------

Revenues in Excess of Certain Expenses ...       $ 5,672             $ 6,509
                                                 =======             =======










    The accompanying notes are an integral part of the financial statements.

                         2000 ACQUISITION II PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1. BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 12 operating industrial properties acquired by First Industrial, L.P. (the "Operating Partnership"), several limited liability companies in which the Operating Partnership is their sole member, and FR Development Services, Inc., in which the Operating Partnership owns a 95% economic interest (together, the "Consolidated Operating Partnership") on September 28, 2000 (the "2000 Acquisition II Properties").

     The 2000 Acquisition II Properties were acquired for an aggregate purchase price of approximately $82.0 million.


                                        SQUARE
                           # OF          FEET             DATE               DATE RENTAL
   METROPOLITAN AREA    PROPERTIES    (UNAUDITED)       ACQUIRED          HISTORY COMMENCED
   -----------------    ----------    -----------       --------          -----------------
   Pine Brook, NJ           12         1,257,143    September 28, 2000     January 1, 1999


     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 2000 includes the operations only for those periods for which the 2000 Acquisition II Properties were not owned by the Consolidated Operating Partnership and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2000 Acquisition II Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease. Tenant recovery income includes payments from tenants for taxes, insurance and other property operating expenses and is recognized as revenue in the same period the related expenses are incurred.

                         2000 ACQUISITION II PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3. FUTURE RENTAL REVENUES

     The 2000 Acquisition II Properties are leased to tenants under net, semi-net and gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1999 are approximately as follows:


                                      2000
                                 Acquisition II
                                   Properties
                                 --------------

                   2000             $ 7,688
                   2001               7,601
                   2002               5,443
                   2003               2,875
                   2004               1,631
                   Thereafter           846
                                    -------
                   Total            $26,084
                                    =======


     Two tenants represent more than 10% of rental income for the year ended December 31, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Partners of First Industrial, L.P.


         We have audited the accompanying combined historical statement of revenues and certain expenses of the 2000 Acquisition III Properties as described in Note 1 for the year ended December 31, 1999. This financial statement is the responsibility of the 2000 Acquisition III Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 dated December 29, 2000 of First Industrial, L.P. and is not intended to be a complete presentation of the 2000 Acquisition III Properties' revenues and expenses.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 2000 Acquisition III Properties for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.








                                            PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
December 8, 2000

                         2000 ACQUISITION III PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



                                             FOR THE NINE
                                             MONTHS ENDED           FOR THE
                                          SEPTEMBER 30, 2000       YEAR ENDED
                                              (UNAUDITED)      DECEMBER 31, 1999
                                          ------------------   -----------------
Revenues:
   Rental Income .........................       $4,287              $5,369
   Tenant Recoveries and Other Income ....        2,933               3,786
                                                 ------              ------
         Total Revenues ..................        7,220               9,155
                                                 ------              ------
Expenses:
   Real Estate Taxes .....................        1,983               2,548
   Repairs and Maintenance ...............          476                 830
   Property Management ...................          111                 147
   Utilities .............................          117                 148
   Insurance .............................           14                  16
   Other .................................           37                  35
                                                 ------              ------
         Total Expenses ..................        2,738               3,724
                                                 ------              ------

Revenues in Excess of Certain Expenses ...       $4,482              $5,431
                                                 ======              ======










    The accompanying notes are an integral part of the financial statements.

                         2000 ACQUISITION III PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1. BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 18 operating industrial properties acquired by First Industrial, L.P. (the "Operating Partnership"), several limited liability companies in which the Operating Partnership is their sole member, and FR Development Services, Inc., in which the Operating Partnership owns a 95% economic interest (together, the "Consolidated Operating Partnership") on December 18, 2000 (the "2000 Acquisition III Properties").

     The 2000 Acquisition III Properties were acquired for an aggregate purchase price of approximately $52.6 million.


                                         SQUARE
                            # OF          FEET             DATE             DATE RENTAL
   METROPOLITAN AREA     PROPERTIES    (UNAUDITED)       ACQUIRED        HISTORY COMMENCED
   -----------------     ----------    -----------       --------        -----------------
   Chicago, IL               18         1,218,800    December 18, 2000    January 1, 1999


     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 2000 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2000 Acquisition III Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease. Tenant recovery income includes payments from tenants for taxes, insurance and other property operating expenses and is recognized as revenue in the same period the related expenses are incurred.

                         2000 ACQUISITION III PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3. FUTURE RENTAL REVENUES

     The 2000 Acquisition III Properties are leased to tenants under net, semi-net and gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1999 are approximately as follows:


                                        2000
                                  Acquisition III
                                     Properties
                                  ---------------

                   2000               $ 5,577
                   2001                 5,102
                   2002                 4,202
                   2003                 3,343
                   2004                 2,571
                   Thereafter           1,938
                                      -------
                   Total              $22,733
                                      =======


     One tenant represents more than 10% of rental income for the year ended December 31, 1999.

                             FIRST INDUSTRIAL, L.P.
                             PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                             (DOLLARS IN THOUSANDS)


                                                                    First            2000             2000             2000
                                                                 Industrial,      Acquisition      Acquisition     Disposition
                                                                    L.P.              A(1)             III             A(1)
                                                                    Inc.          Properties       Properties       Properties
                                                                (Historical)     (Historical)     (Historical)    (Historical)
                                                                 Note 2 (a)       Note 2 (b)       Note 2 (c)       Note 2 (d)
                                                                ------------     ------------     ------------    ------------
ASSETS
   Assets:
     Investment in Real Estate:
        Land ..............................................     $   310,988      $     6,647      $     7,895      $   (31,667)
        Buildings and Improvements ........................       1,543,806           37,666           44,739         (202,230)
        Furniture, Fixtures and Equipment .................           1,353              ---              ---              ---
        Construction in Progress ..........................          30,590              ---              ---              ---
        Less: Accumulated Depreciation ....................        (179,446)             ---              ---           17,846
                                                                -----------      -----------      -----------      -----------
            Net Investment in Real Estate .................       1,707,291           44,313           52,634         (216,051)

     Real Estate Held for Sale, Net of Accumulated
        Depreciation and Amortization of $31,266 ..........         333,645              ---              ---              ---
     Investment in Other Real Estate Partnerships .........         449,874              ---              ---              ---
     Cash and Cash Equivalents ............................             ---          (44,313)         (52,634)         235,120
     Restricted Cash ......................................           6,186              ---              ---              ---
     Tenant Accounts Receivable, Net ......................           9,598              ---              ---              ---
     Investment in Joint Venture ..........................           5,964              ---              ---              ---
     Deferred Rent Receivable .............................          13,125              ---              ---           (2,689)
     Deferred Financing Costs, Net ........................          10,952              ---              ---              ---
     Prepaid Expenses and Other Assets, Net ...............          71,965              ---              ---           (4,621)
                                                                -----------      -----------      -----------      -----------
                        Total Assets ......................     $ 2,608,600      $       ---      $       ---      $    11,759
                                                                ===========      ===========      ===========      ===========

LIABILITIES AND PARTNERS' CAPITAL
   Liabilities:
     Mortgage Loans Payable ...............................     $    61,704      $       ---      $       ---      $       ---
     Senior Unsecured Debt, Net ...........................         948,758              ---              ---              ---
     Acquisition Facilities Payable .......................         222,200              ---              ---              ---
     Accounts Payable and Accrued Expenses ................         112,392              ---              ---            4,902
     Rents Received in Advance and Security Deposits ......          20,719              ---              ---              ---
     Distributions Payable ................................          35,640              ---              ---              ---
                                                                -----------      -----------      -----------      -----------
            Total Liabilities .............................       1,401,413              ---              ---            4,902
                                                                -----------      -----------      -----------      -----------

   Commitments and Contingencies ..........................             ---              ---              ---              ---

   Partners' Capital:
     General Partner Preferred Units ......................         336,990              ---              ---              ---
     General Partner Units ................................         697,569              ---              ---            5,780
     Unamortized Value of General Partnership
        Restricted Units ..................................         (10,692)             ---              ---              ---
     Limited Partner Units ................................         183,320              ---              ---            1,077
                                                                -----------      -----------      -----------      -----------
            Total Partners' Capital .......................       1,207,187              ---              ---            6,857
                                                                -----------      -----------      -----------      -----------
                Total Liabilities and Partners' Capital ...     $ 2,608,600      $       ---      $       ---      $    11,759
                                                                ===========      ===========      ===========      ===========

                                                                                   First
                                                                 Pro Forma       Industrial,
                                                                Adjustments         L.P.
                                                                 Note 2 (e)       Pro Forma
                                                                -----------      -----------
ASSETS
   Assets:
     Investment in Real Estate:
        Land ..............................................     $       ---      $   293,863
        Buildings and Improvements ........................             ---        1,423,981
        Furniture, Fixtures and Equipment .................             ---            1,353
        Construction in Progress ..........................             ---           30,590
        Less: Accumulated Depreciation ....................             ---         (161,600)
                                                                -----------      -----------
            Net Investment in Real Estate .................             ---        1,588,187

     Real Estate Held for Sale, Net of Accumulated
        Depreciation and Amortization of $31,266 ..........             ---          333,645
     Investment in Other Real Estate Partnerships .........             ---          449,874
     Cash and Cash Equivalents ............................        (138,173)             ---
     Restricted Cash ......................................             ---            6,186
     Tenant Accounts Receivable, Net ......................             ---            9,598
     Investment in Joint Venture ..........................             ---            5,964
     Deferred Rent Receivable .............................             ---           10,436
     Deferred Financing Costs, Net ........................             ---           10,952
     Prepaid Expenses and Other Assets, Net ...............             ---           67,344
                                                                -----------      -----------
                        Total Assets ......................     $  (138,173)     $ 2,482,186
                                                                ===========      ===========

LIABILITIES AND PARTNERS' CAPITAL
   Liabilities:
     Mortgage Loans Payable ...............................     $       ---      $    61,704
     Senior Unsecured Debt, Net ...........................             ---          948,758
     Acquisition Facilities Payable .......................        (138,173)          84,027
     Accounts Payable and Accrued Expenses ................             ---          117,294
     Rents Received in Advance and Security Deposits ......             ---           20,719
     Distributions Payable ................................             ---           35,640
                                                                -----------      -----------
            Total Liabilities .............................        (138,173)       1,268,142
                                                                -----------      -----------

   Commitments and Contingencies ..........................             ---              ---

   Partners' Capital:
     General Partner Preferred Units ......................             ---          336,990
     General Partner Units ................................             ---          703,349
     Unamortized Value of General Partnership
        Restricted Units ..................................             ---          (10,692)
     Limited Partner Units ................................             ---          184,397
                                                                -----------      -----------
            Total Partners' Capital .......................             ---        1,214,044
                                                                -----------      -----------
                Total Liabilities and Partners' Capital ...     $  (138,173)     $ 2,482,186
                                                                ===========      ===========









          The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
              (DOLLARS IN THOUSANDS, EXCEPT UNIT AND PER UNIT DATA)


                                                                    2000         2000         2000         2000         2000
                                                       First     Acquisition  Acquisition  Acquisition  Acquisition  Disposition
                                                    Industrial,       A            I            II          III           A
                                                        L.P.      Properties   Properties   Properties   Properties   Properties
                                                    (Historical) (Historical) (Historical) (Historical) (Historical) (Historical)
                                                     Note 3 (a)   Note 3 (b)   Note 3 (c)   Note 3 (d)   Note 3 (e)   Note 3 (f)
                                                    ------------ ------------ ------------ ------------ ------------ ------------
REVENUES:
   Rental Income .................................... $187,868     $  4,586     $  2,261     $  6,415     $  4,287     $(28,184)
   Tenant Recoveries and Other Income ...............   50,335        1,118          583        2,285        2,933       (4,358)
                                                      --------     --------     --------     --------     --------     --------
        Total Revenues ..............................  238,203        5,704        2,844        8,700        7,220      (32,542)
                                                      --------     --------     --------     --------     --------     --------

EXPENSES:
   Real Estate Taxes ................................   38,635          690          492        1,189        1,983       (6,094)
   Repairs and Maintenance ..........................   11,595          403          198          694          476       (1,671)
   Property Management ..............................    8,989          199           74          275          111       (1,172)
   Utilities ........................................    5,817           78           22          235          117         (955)
   Insurance ........................................      934           21           26           43           14          (86)
   Other ............................................    3,575            4           30          592           37         (494)
   General and Administrative .......................   12,486          ---          ---          ---          ---          ---
   Interest .........................................   59,145          ---          ---          ---          ---          ---
   Amortization of Deferred Financing Costs .........    1,274          ---          ---          ---          ---          ---
   Depreciation and Other Amortization ..............   41,628          ---          ---          ---          ---       (4,479)
                                                      --------     --------     --------     --------     --------     --------
        Total Expenses ..............................  184,078        1,395          842        3,028        2,738      (14,951)
                                                      --------     --------     --------     --------     --------     --------

Income from Operations Before Equity in
   Income of Other Real Estate
   Partnerships and Equity in Income of
   Joint Venture ....................................   54,125        4,309        2,002        5,672        4,482      (17,591)
Equity in Income of Other Real Estate
   Partnerships .....................................   25,950          ---          ---          ---          ---          ---
Equity in Income of Joint Ventures ..................      189          ---          ---          ---          ---          ---
                                                      --------     --------     --------     --------     --------     --------
Income from Operations .............................. $ 80,264     $  4,309     $  2,002     $  5,672     $  4,482     $(17,591)
                                                      ========     ========     ========     ========     ========     ========

Income from Operations Per Weighted
     Average Unit Outstanding:
      Basic (45,918,307 for September 30, 2000) ..... $   1.75
                                                      ========
      Diluted (46,143,456 for September 30, 2000) ... $   1.74
                                                      ========
Pro Forma Income from Operations Per
     Weighted Average Unit Outstanding:
      Basic (45,918,307 for September 30, 2000,
       Pro forma) ...................................

      Diluted (46,143,456 for September 30, 2000,
       Pro forma) ...................................


                                                                      First
                                                      Pro Forma    Industrial,
                                                     Adjustments       L.P.
                                                      Note 3(g)     Pro Forma
                                                     -----------   -----------
REVENUES:
   Rental Income .................................... $    ---      $177,233
   Tenant Recoveries and Other Income ...............      ---        52,896
                                                      --------      --------
        Total Revenues ..............................      ---       230,129
                                                      --------      --------

EXPENSES:
   Real Estate Taxes ................................      ---        36,895
   Repairs and Maintenance ..........................      ---        11,695
   Property Management ..............................      ---         8,476
   Utilities ........................................      ---         5,314
   Insurance ........................................      ---           952
   Other ............................................      ---         3,744
   General and Administrative .......................      ---        12,486
   Interest .........................................   (3,780)       55,365
   Amortization of Deferred Financing Costs .........      ---         1,274
   Depreciation and Other Amortization ..............    3,469        40,618
                                                      --------      --------
        Total Expenses ..............................     (311)      176,819
                                                      --------      --------

Income from Operations Before Equity in
   Income of Other Real Estate
   Partnerships and Equity in Income of
   Joint Venture ....................................      311        53,310
Equity in Income of Other Real Estate
   Partnerships .....................................   (1,180)       24,770
Equity in Income of Joint Ventures ..................      ---           189
                                                      --------      --------
Income from Operations .............................. $   (869)     $ 78,269
                                                      ========      ========

Income from Operations Per Weighted
     Average Unit Outstanding:
      Basic (45,918,307 for September 30, 2000) .....

      Diluted (46,143,456 for September 30, 2000) ...

Pro Forma Income from Operations Per
     Weighted Average Unit Outstanding:
      Basic (45,918,307 for September 30, 2000,
       Pro forma) ...................................               $   1.70
                                                                    ========
      Diluted (46,143,456 for September 30, 2000,
       Pro forma) ...................................               $   1.70
                                                                    ========






          The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION.

       First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The Operating Partnership is the sole member of several limited liability companies and owns a 95% economic interest in FR Development Services, Inc. (together, the "Consolidated Operating Partnership"). The sole general partner of the Operating Partnership is First Industrial Realty Trust, Inc. (the "Company") with an approximate 84.3% ownership interest at September 30, 2000.

       The Consolidated Operating Partnership acquired 80 operating industrial properties from unrelated parties during the period January 1, 2000 through December 29, 2000 and partnerships in which the Operating Partnership owns a 99% limited partnership interest (the "Other Real Estate Parternships") purchased one operating industrial property during the period January 1, 2000 through December 29, 2000. The combined purchase price of the 80 operating industrial properties acquired by the Consolidated Operating Partnership totaled approximately $255.7 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The purchase price of the one operating industrial property acquired by the Other Real Estate Partnerships was approximately $6.3 million, excluding closing costs incurred in conjunction with the acquisition of the industrial property. The 80 operating industrial properties acquired by the Consolidated Operating Partnership and the one operating industrial property acquired by the Other Real Estate Partnerships were funded with proceeds from property sales, borrowings under the Operating Partnership's $300 million unsecured revolving credit facility (the "2000 Unsecured Acquisition Facility"), general partner and limited partner capital contributions or working capital. The Consolidated Operating Partnership and the Other Real Estate Partnerships will operate the facilities as industrial rental property.

       The accompanying unaudited pro forma balance sheet as of September 30, 2000 and unaudited pro forma statement of operations for the period January 1, 2000 through September 30, 2000 reflect the historical financial position of the Operating Partnership as of September 30, 2000 and the historical operations of the Operating Partnership for the period January 1, 2000 through September 30, 2000, adjusted by the acquisition of 18 operating industrial properties (the "2000 Acquisition A Properties"), 12 operating industrial properties (the "2000 Acquisition II Properties") and 18 operating industrial properties (the "2000 Acquisition III Properties") during the period January 1, 2000 through December 29, 2000, the sale of 105 industrial properties and several land parcels (the "2000 Disposition A Properties") and the Operating Partnership's 99% equity interest in the operations of one operating industrial property purchased by the Other Real Estate Partnerships and four industrial properties sold by the Other Real Estate Partnerships during the period January 1, 2000 through December 29, 2000.

       The accompanying unaudited pro forma balance sheet as of September 30, 2000 has been prepared as if the properties acquired or sold subsequent to September 30, 2000 had been acquired or sold, respectively, on September 30, 2000.

       The accompanying unaudited pro forma statement of operations for the nine months ended September 30, 2000 has been prepared as if the properties acquired or sold subsequent to December 31, 1999 had been acquired or sold, respectively, on January 1, 1999, as if the Operating Partnership's 99% equity interest in the operations of one industrial property purchased by the Other Real Estate Partnerships during the period January 1, 2000 through December 29, 2000 had been acquired on January 1, 1999 and as if the effect of the Operating Partnership's 99% equity interest in the operations of four industrial properties sold by the Other Real Estate Partnerships during the period January 1, 2000 through December 29, 2000 had occurred on January 1, 1999.

       The unaudited pro forma balance sheet is not necessarily indicative of what the Operating Partnership's financial position would have been as of September 30, 2000 had the transactions been consummated as described above, nor does it purport to present the future financial position of the Operating Partnership. The unaudited pro forma statement of operations is not necessarily indicative of what the Operating Partnership's results of operations would have been for the nine months ended September 30, 2000 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Operating Partnership.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


2. BALANCE SHEET PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30, 2000

   (a) The historical balance sheet reflects the financial position of the Operating Partnership as of September 30, 2000 as reported in the Operating Partnership's Form 10-Q dated November 14, 2000.

   (b) Represents the 2000 Acquisition A Properties that were acquired subsequent to September 30, 2000 (the "2000 Acquisition A(1) Properties") as if the acquisitions had occurred on September 30, 2000. The 2000 Acquisition A(1) Properties were acquired for approximately $44.4 million in the aggregate which was funded with cash.

   (c) Represents the 2000 Acquisition III Properties that were acquired subsequent to September 30, 2000 as if the acquisitions had occurred on September 30, 2000. The 2000 Acquisition III Properties were acquired for approximately $52.6 million in the aggregate which was funded with cash.

   (d) Represents the 2000 Disposition A Properties that were sold subsequent to September 30, 2000 (the "2000 Disposition A(1) Properties") as if the sales had occurred on September 30, 2000. The aggregate gross sales price of the 2000 Disposition A(1) Properties totaled approximately $240.6 million.

   (e) Represents the adjustments needed to present the pro forma balance sheet as of September 30, 2000 as if borrowings and repayments subsequent to September 30, 2000 under the Operating Partnership's 2000 Unsecured Acquisition Facility, due to the acquisitions and sales disclosed above, had occurred on September 30, 2000.

3. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30, 2000

   (a) The historical operations reflect the operations of the Operating Partnership for the period January 1, 2000 through September 30, 2000 as reported in the Operating Partnership's Form 10-Q dated November 14, 2000.

   (b) The historical operations reflect the operations of the 2000 Acquisition A Properties for the period January 1, 2000 through the earlier of their respective acquisition dates or September 30, 2000.

   (c) The historical operations reflect the operations of the 2000 Acquisition I Properties for the period January 1, 2000 through June 30, 2000, their acquisition date.

   (d) The historical operations reflect the operations of the 2000 Acquisition II Properties for the period January 1, 2000 through September 28, 2000, their acquisition date.

   (e) The historical operations reflect the operations of the 2000 Acquisition III Properties for the period January 1, 2000 through September 30, 2000.

   (f) The historical operations reflect the operations of the 2000 Disposition A Properties for the period January 1, 2000 through September 30, 2000.

   (g) The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus .8% for borrowings under the Operating Partnership's 2000 Unsecured Acquisition Facility for the assumed earlier purchase of the 2000 Acquisition A Properties, the 2000 Acquisition I Properties, the 2000 Acquisition II Properties and the 2000 Acquisition III Properties, offset by the interest savings related to the assumed repayment of acquisition facility borrowings at LIBOR plus .8% on January 1, 1999 from the proceeds of the sales of the 2000 Disposition A Properties as if the sales occurred on January 1, 1999.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS



The depreciation and amortization adjustments reflect the charges for the 2000 Acquisition A Properties, the 2000 Acquisition I Properties, the 2000 Acquisition II Properties and the 2000 Acquisition III Properties from January 1, 2000 through the earlier of their respective acquisition date or September 30, 2000 as if such properties were acquired on January 1, 1999.

The equity in income of the other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in the operations of one operating property acquired by the Other Real Estate Partnerships during the period January 1, 2000 through December 29, 2000 as if such acquisition had occurred on January 1, 1999, offset by the Operating Partnership's 99% limited partnership equity interest in the operations of four properties sold by the Other Real Estate Partnerships during the period January 1, 2000 through December 29, 2000 as if such sales had occurred on January 1, 1999.

                             FIRST INDUSTRIAL, L.P.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
              (DOLLARS IN THOUSANDS, EXCEPT UNIT AND PER UNIT DATA)


                                                                   2000         2000         2000         2000         2000
                                                      First     Acquisition  Acquisition  Acquisition  Acquisition  Disposition
                                                   Industrial,       A            I            II          III           A
                                                       L.P.      Properties   Properties   Properties   Properties   Properties
                                                   (Historical) (Historical) (Historical) (Historical) (Historical) (Historical)
                                                    Note 2 (a)   Note 2 (b)   Note 2 (c)   Note 2 (d)   Note 2 (e)   Note 2 (f)
                                                   ------------ ------------ ------------ ------------ ------------ ------------
REVENUES:
   Rental Income ................................... $249,719     $  8,107     $  5,008     $  8,069     $  5,369     $(40,760)
   Tenant Recoveries and Other Income ..............   64,646        1,400        1,208        2,803        3,786       (6,705)
                                                     --------     --------     --------     --------     --------     --------
         Total Revenues ............................  314,365        9,507        6,216       10,872        9,155      (47,465)
                                                     --------     --------     --------     --------     --------     --------

EXPENSES:
   Real Estate Taxes ...............................   49,590        1,320          987        1,508        2,548       (9,037)
   Repairs and Maintenance .........................   14,992          740          203        1,395          830       (2,138)
   Property Management .............................    9,013          334          151          382          147       (1,586)
   Utilities .......................................    7,602          163           37          322          148       (1,199)
   Insurance .......................................      690           47           45           57           16         (109)
   Other ...........................................    3,439           20           13          699           35         (541)
   General and Administrative ......................   12,961          ---          ---          ---          ---          ---
   Interest ........................................   76,799          ---          ---          ---          ---          ---
   Amortization of Deferred Financing Costs ........    1,295          ---          ---          ---          ---          ---
   Depreciation and Other Amortization .............   57,927          ---          ---          ---          ---       (7,977)
                                                     --------     --------     --------     --------     --------     --------
         Total Expenses ............................  234,308        2,624        1,436        4,363        3,724      (22,587)
                                                     --------     --------     --------     --------     --------     --------

Income from Operations Before Equity in
   Income of Other Real Estate
   Partnerships and Equity in Income of
   Joint Venture ...................................   80,057        6,883        4,780        6,509        5,431      (24,878)
Equity in Income of Other Real Estate
   Partnerships ....................................   45,714          ---          ---          ---          ---          ---
Equity in Income of Joint Ventures .................      302          ---          ---          ---          ---          ---
                                                     --------     --------     --------     --------     --------     --------
Income from Operations ............................. $126,073     $  6,883     $  4,780     $  6,509     $  5,431     $(24,878)
                                                     ========     ========     ========     ========     ========     ========

Income from Operations Per Weighted
     Average Unit Outstanding:
      Basic (45,270,821 for December 31, 1999) ..... $   2.78
                                                     ========
      Diluted (45,372,622 for December 31, 1999) ... $   2.78
                                                     ========
Income from Operations Per Weighted
     Average Unit Outstanding:
      Basic (45,270,821 for December 31, 1999,
       Pro forma) ..................................

      Diluted (45,372,622 for December 31, 1999,
       Pro forma) ..................................

                                                                     First
                                                     Pro Forma    Industrial,
                                                    Adjustments      L.P.
                                                     Note 2(g)     Pro Forma
                                                    -----------   -----------
REVENUES:
   Rental Income ................................... $    ---      $235,512
   Tenant Recoveries and Other Income ..............      ---        67,138
                                                     --------      --------
         Total Revenues ............................      ---       302,650
                                                     --------      --------

EXPENSES:
   Real Estate Taxes ...............................      ---        46,916
   Repairs and Maintenance .........................      ---        16,022
   Property Management .............................      ---         8,441
   Utilities .......................................      ---         7,073
   Insurance .......................................      ---           746
   Other ...........................................      ---         3,665
   General and Administrative ......................      ---        12,961
   Interest ........................................   (3,989)       72,810
   Amortization of Deferred Financing Costs ........      ---         1,295
   Depreciation and Other Amortization .............    5,432        55,382
                                                     --------      --------
         Total Expenses ............................    1,443       225,311
                                                     --------      --------

Income from Operations Before Equity in
   Income of Other Real Estate
   Partnerships and Equity in Income of
   Joint Venture ...................................   (1,443)       77,339
Equity in Income of Other Real Estate
   Partnerships ....................................   (1,266)       44,448
Equity in Income of Joint Ventures .................      ---           302
                                                     --------      --------
Income from Operations ............................. $ (2,709)     $122,089
                                                     ========      ========

Income from Operations Per Weighted
     Average Unit Outstanding:
      Basic (45,270,821 for December 31, 1999) .....

      Diluted (45,372,622 for December 31, 1999) ...

Income from Operations Per Weighted
     Average Unit Outstanding:
      Basic (45,270,821 for December 31, 1999,
       Pro forma) ..................................               $   2.70
                                                                   ========
      Diluted (45,372,622 for December 31, 1999,
       Pro forma) ..................................               $   2.69
                                                                   ========








          The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION.

First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The Operating Partnership is the sole member of several limited liability companies and owns a 95% economic interest in FR Development Services, Inc. (together, the "Consolidated Operating Partnership"). The sole general partner of the Operating Partnership is First Industrial Realty Trust, Inc. (the "Company") with an approximate 83.9% ownership interest at December 31, 1999.

         The Consolidated Operating Partnership acquired 80 operating industrial properties from unrelated parties during the period January 1, 2000 through December 29, 2000 and partnerships in which the Operating Partnership owns a 99% limited partnership interest (the "Other Real Estate Parternships") purchased one operating industrial property during the period January 1, 2000 through December 29, 2000. The combined purchase price of the 80 operating industrial properties acquired by the Consolidated Operating Partnership totaled approximately $255.7 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The purchase price of the one operating industrial property acquired by the Other Real Estate Partnerships was approximately $6.3 million, excluding closing costs incurred in conjunction with the acquisition of the industrial property. The 80 operating industrial properties acquired by the Consolidated Operating Partnership and the one operating industrial property acquired by the Other Real Estate Partnerships were funded with proceeds from property sales, borrowings under the Operating Partnership's $300 million unsecured revolving credit facility (the "2000 Unsecured Acquisition Facility"), general partner and limited partner capital contributions or working capital. The Consolidated Operating Partnership and the Other Real Estate Partnerships will operate the facilities as industrial rental property.

         The accompanying unaudited pro forma statement of operations for the Operating Partnership reflects the historical operations of the Operating Partnership for the period January 1, 1999 through December 31, 1999, adjusted by the acquisition of 18 operating industrial properties (the "2000 Acquisition A Properties"), 12 operating industrial properties (the "2000 Acquisition II Properties") and 18 operating industrial properties (the "2000 Acquisition III Properties") during the period January 1, 2000 through December 29, 2000, the sale of 105 industrial properties and several land parcels (the "2000 Disposition A Properties") and the Operating Partnership's 99% equity interest in the operations of one operating industrial property purchased by the Other Real Estate Partnerships and four industrial properties sold by the Other Real Estate Partnerships during the period January 1, 2000 through December 29, 2000.

         The accompanying unaudited pro forma statement of operations for the year ended December 31, 2000 has been prepared as if the properties acquired or sold subsequent to December 31, 1999 had been acquired or sold, respectively, on January 1, 1999, as if the Operating Partnership's 99% equity interest in the operations of one industrial property purchased by the Other Real Estate Partnerships during the period January 1, 2000 through December 29, 2000 had been acquired on January 1, 1999 and as if the effect of the Operating Partnership's 99% equity interest in the operations of four industrial properties sold by the Other Real Estate Partnerships during the period January 1, 2000 through December 29, 2000 had occurred on January 1, 1999.

         The unaudited pro forma statement of operations is not necessarily indicative of what the Operating Partnership's results of operations would have been for the year ended December 31, 1999 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Operating Partnership.


2. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1999

   (a) The historical operations reflect income from continuing operations of the Operating Partnership for the period January 1, 1999 through December 31, 1999 as reported on the Operating Partnership's Form 10-K dated March 29, 2000.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


   (b) The historical operations reflect the operations of the 2000 Acquisition A Properties for the period January 1, 1999 through December 31, 1999.

   (c) The historical operations reflect the operations of the 2000 Acquisition I Properties for the period January 1, 1999 through December 31, 1999.

   (d) The historical operations reflect the operations of the 2000 Acquisition II Properties for the period January 1, 1999 through December 31, 1999.

   (e) The historical operations reflect the operations of the 2000 Acquisition III Properties for the period January 1, 1999 through December 31, 1999.

   (f) The historical operations reflect the operations of the 2000 Disposition A Properties for the period January 1, 1999 through December 31,1999.

   (g) The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus .8% for borrowings under the Company's 2000 Unsecured Acquisition Facility for the assumed earlier purchase of the 2000 Acquisition A Properties, the 2000 Acquisition I Properties, the 2000 Acquisition II Properties and the 2000 Acquisition III Properties, offset by the interest savings related to the assumed repayment of acquisition facility borrowings at LIBOR plus .8% on January 1, 1999 from the proceeds of the sales of the 2000 Disposition A Properties as if the sales occurred on January 1, 1999.

       The depreciation and amortization adjustment reflects the charges for the 2000 Acquisition A Properties, the 2000 Acquisition I Properties, the 2000 Acquisition II Properties and the 2000 Acquisition III Properties from January 1, 1999 through December 31, 1999 as if such properties were acquired on January 1, 1999.

       The equity in income of the other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in the operations of one operating property acquired by the Other Real Estate Partnerships during the period January 1, 2000 through December 29, 2000 as if such acquisition had occurred on January 1, 1999, offset by the Operating Partnership's 99% limited partnership equity interest in the operations of four properties sold by the Other Real Estate Partnerships during the period January 1, 2000 through December 29, 2000 as if such sales had occurred on January 1, 1999.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                FIRST INDUSTRIAL, L.P.
                                BY: FIRST INDUSTRIAL REALTY TRUST, INC.



March 7, 2001                   By: /s/ Michael J. Havala
                                    --------------------------------------------
                                    Michael J. Havala
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------
    23            Consent of PricewaterhouseCoopers LLP,
                  Independent Accountants